Exhibit 10(b)(ii)




=============================================================



                       REGISTRATION RIGHTS AGREEMENT


                                by and among


                          WALTER INDUSTRIES, INC.


                                    and


                          THE HOLDERS NAMED HEREIN



                      _______________________________

                         Dated as of March 17, 1995
                      _______________________________




=============================================================

                             Table of Contents
                             -----------------


                                                                       Page
                                                                       ----

1.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.   Initial Registration Under the Securities Act  . . . . . . . . . .   4
     (a)  Shelf Registration  . . . . . . . . . . . . . . . . . . . . .   4
     (b)  Exchange Registration . . . . . . . . . . . . . . . . . . . .   4
     (c)  Action of the Company under an Exchange Registration. . . . .   6
     (d)  Effective Registration Statement  . . . . . . . . . . . . . .   6

3.   Securities Act Registration on Request . . . . . . . . . . . . . .   7
     (a)  Request . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     (b)  Registration of Other Securities  . . . . . . . . . . . . . .   8
     (c)  Registration Statement Form . . . . . . . . . . . . . . . . .   8
     (d)  Effective Registration Statement  . . . . . . . . . . . . . .   9
     (e)  Selection of Underwriters . . . . . . . . . . . . . . . . . .  10
     (f)  Priority in Requested Registration  . . . . . . . . . . . . .  10
     (g)  Shelf Registrations . . . . . . . . . . . . . . . . . . . . .  10

4.   Piggyback Registration . . . . . . . . . . . . . . . . . . . . . .  10

5.   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

6.   Registration Procedures  . . . . . . . . . . . . . . . . . . . . .  13

7.   Underwritten Offerings . . . . . . . . . . . . . . . . . . . . . .  17
     (a)  Requested Underwritten Offerings  . . . . . . . . . . . . . .  17
     (b)  Piggyback Underwritten Offerings; Priority  . . . . . . . . .  18
     (c)  Holders of Registrable Notes to be Parties to Underwriting
            Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  18
     (d)  Selection of Underwriters for Piggyback Underwritten
            Offering  . . . . . . . . . . . . . . . . . . . . . . . . .  19
     (e)  Holdback Agreements . . . . . . . . . . . . . . . . . . . . .  19

8.   Preparation; Reasonable Investigation  . . . . . . . . . . . . . .  20
     (a)  Registration Statements . . . . . . . . . . . . . . . . . . .  20
     (b)  Confidentiality . . . . . . . . . . . . . . . . . . . . . . .  20

9.   Postponements  . . . . . . . . . . . . . . . . . . . . . . . . . .  20

10.  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . .  22
     (a)  Indemnification by the Company  . . . . . . . . . . . . . . .  22
     (b)  Indemnification by the Offerors and Sellers . . . . . . . . .  23
     (c)  Notices of Losses, etc. . . . . . . . . . . . . . . . . . . .  23
     (d)  Contribution  . . . . . . . . . . . . . . . . . . . . . . . .  24
     (e)  Other Indemnification . . . . . . . . . . . . . . . . . . . .  25
     (f)  Indemnification Payments  . . . . . . . . . . . . . . . . . .  25

11.  Registration Rights to Others  . . . . . . . . . . . . . . . . . .  25

12.  Adjustments Affecting Registrable Notes  . . . . . . . . . . . . .  25

13.  Rule 144 and Rule 144A . . . . . . . . . . . . . . . . . . . . . .  26

14.  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . .  26

15.  Nominees for Beneficial Owners . . . . . . . . . . . . . . . . . .  26

16.  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

17.  Calculation of Percentage of Principal Amount of Registrable
          Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

18.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     (a)  Further Assurances  . . . . . . . . . . . . . . . . . . . . .  27
     (b)  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     (c)  No Inconsistent Agreements  . . . . . . . . . . . . . . . . .  27
     (d)  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     (e)  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . .  28
     (f)  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     (g)  Governing Law . . . . . . . . . . . . . . . . . . . . . . . .  28
     (h)  Severability  . . . . . . . . . . . . . . . . . . . . . . . .  28
     (i)  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .  29

SCHEDULES:

SCHEDULE A -- HOLDERS OF REGISTRABLE NOTES
SCHEDULE B -- NOTICES

                       REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of March 17, 1995 (this "Agreement"), by and among Walter Industries, Inc., a Delaware corporation (the "Company"), and the holders of Registrable Notes (as hereinafter defined) who are signatories to this Agreement (the "Holders").

          This Agreement is being entered into in connection with the acquisition of Notes (as hereinafter defined) on the date hereof by certain holders (the "Original Holders") pursuant to the Plan (as hereinafter defined). Upon the issuance of the Notes, each Original Holder will own the aggregate principal amount of Notes specified with respect to such Original Holder in Schedule A hereto.

          To induce the holders of Registrable Notes (as hereinafter defined) to vote in favor of the Plan and to accept the issuance of the Notes by the Company under the Plan, the Company has undertaken to register Registrable Notes under the Securities Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Notes. This Agreement sets forth the terms and conditions of such undertaking.

          In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

          1.   Definitions.  Unless otherwise defined herein, capitalized
               -----------
terms used herein and in the recitals above shall have the following meanings:

          "Affiliate" of a Person means any Person that controls, is under
           ---------
common control with, or is controlled by, such other Person. For purposes of this definition, "control" means the ability of one Person to direct the management and policies of another Person.

          "Business Day" means any day except a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to be closed.

          "Commission" means the U.S. Securities and Exchange Commission.
           ----------

          "Common Stock" means the shares of common stock, $.01 par value
           ------------
per share, of the Company, as adjusted to reflect any merger, consoli-dation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

          "Common Stock Registration Rights Agreement" means the
           ------------------------------------------
Registration Rights Agreement, dated as of the date hereof, among the Company and the holders of Registrable Common Stock (as defined therein) who are signatories or are deemed to be signatories thereto.

          "Effective Date" means the effective date of the Plan pursuant to
           --------------
the terms thereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations thereunder, or any similar or successor statute.

          "Exchange Offer" shall mean the exchange offer by the Company of
           --------------
Exchange Securities for Registrable Notes pursuant to Section 2(b) hereof.

          "Exchange Securities" means securities issued by the Company
           -------------------
containing terms substantially identical to the Registrable Notes, to be offered to holders of Registrable Notes in exchange for Registrable Notes pursuant to the Exchange Offer.

          "Expenses" means, except as set forth in Section 5 hereof, all
           --------
expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and NASD fees, all fees and expenses of complying with state securities or blue sky laws (including fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees, disbursements and other charges of one firm of counsel (per registration prepared) to the holders of Registrable Notes making a request pursuant to Section 3(a) hereof (selected by the Holders holding a majority of the aggregate principal amount of Registrable Notes covered by such registration), but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable Notes in all cases; provided, that, in the event the Company shall, in accordance
              --------  ----
with Section 4 or Section 9 hereof, not register any securities with respect to which it had given written notice of its intention to register to holders of Registrable Notes, notwithstanding anything to the contrary in the foregoing, all of the reasonable out-of-pocket costs incurred by Requesting Holders in connection with such registration (other than counsel fees, disbursements and other charges not referred to above) shall be deemed to be Expenses.

          "Indenture" means the Indenture between the Company and United
           ---------
States Trust Company of New York, as trustee (the "Trustee"), dated March 17, 1995, as amended from time to time, relating to the Notes.

          "Initiating Holders" has the meaning set forth in Section 3(a)
           ------------------
hereof.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "NASDAQ" means the National Association of Securities Dealers,
           ------
Inc. Automated Quotation System.

          "Notes" means $890,000,000 in aggregate principal amount of
           -----
Series B Senior Notes Due 2000 issued on the date hereof, and includes any Series B-1 Senior Notes Due 2000 or other securities of the Company issued or issuable with respect to such securities by way of a recapitalization, merger, consolidation or other reorganization, exchange or otherwise.

          "Person" means any individual, corporation, partnership, firm,
           ------
joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

          "Plan" means the Amended Joint Plan of Reorganization under
           ----
Chapter 11 of the United States Bankruptcy Code for Walter Industries, Inc., as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Public Offering" means a public offering and sale of Common
           ---------------
Stock pursuant to an effective registration statement under the Securities
Act.


          "Registrable Notes" means any of the Notes held by the Holders
           -----------------
from time to time as to which registration pursuant to the Securities Act is required for a public sale.

          "Requesting Holders" has the meaning set forth in Section 4
           ------------------
hereof.

          "Securities Act" means the Securities Act of 1933, as amended,
           --------------
and the rules and regulations thereunder, or any similar or successor statute.

          "Selling Holders" means the holders of Registrable Notes
           ---------------
requested to be registered pursuant to Section 3(a) hereof.

          "Transfer" means any transfer, sale, assignment, pledge,
           --------
hypothecation or other disposition of any interest.  "Transferor" and
                                                      ----------
"Transferee" have correlative meanings.
 ----------

          2.   Initial Registration Under the Securities Act.
               ---------------------------------------------

               (a)  Shelf Registration.  The Company shall (i) cause to be
                    ------------------
filed not later than 45 days after the Effective Date a shelf registration statement pursuant to Rule 415 promulgated under the Securities Act (a "Shelf Registration") providing for the sale by the Holders of all of the Registrable Notes and (ii) use its reasonable best efforts to have such Shelf Registration thereafter declared effective by the Commission not later than 90 days after the Effective Date. Subject to Section 9(b), the Company agrees to use its reasonable best efforts to keep the Shelf Registration continuously effective until the first anniversary of the date such Shelf Registration is declared effective by the Commission or such shorter period which will terminate when all of the Registrable Notes covered by the Shelf Registration have been sold pursuant to the Shelf Registration. The Company further agrees, if necessary, to supplement or amend the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or by any other rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Holders copies of any such supplement or amendment promptly after its being issued or filed with the Commission.

               (b)  Exchange Registration.  Notwithstanding the provisions
                    ---------------------
of Section 2(a), if the Company receives within the time period referred to in Section 2(c) the notice described therein, the Company shall, in lieu of causing a Shelf Registration with respect to the Registrable Notes to be filed and declared effective, cause to be filed with the Commission, and use its reasonable best efforts to have declared effective, not later than 45 days and 90 days, respectively, after receipt of such notice, a registration statement on an appropriate form (the "Exchange

Registration") for the registration of the Exchange Securities to be offered in exchange for the Registrable Notes. The Company shall commence the Exchange Offer promptly after the Exchange Registration has been declared effective by the Commission by mailing the related exchange offer prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                    (i) that the Exchange Offer is being made pursuant to this Agreement and that any and all Registrable Notes validly tendered will be accepted for exchange;

                    (ii) the date of acceptance for exchange (which shall be not less than 20 Business Days and not more than 30 Business Days from the date such notice is mailed, unless otherwise required by applicable law) (the "Exchange Date");

                    (iii) that Holders electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

                    (iv) that Holders will be entitled to withdraw their election, not later than the close of business on the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing its election to have such Notes exchanged.

     As soon as practicable after the Exchange Date, the Company shall:

                    (i) accept for exchange Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

                   (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee under the Indenture to promptly authenticate and mail to each Holder, a new Exchange Security, equal in principal amount to the principal amount of the Registrable Notes surrendered by such Holder.

The Company shall complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer.

               (c)  Action of the Company under an Exchange Registration.
                    ----------------------------------------------------
The Company shall effect an Exchange Registration pursuant to Section 2(b) if, not later than the close of business on the 30th calendar day next succeeding the Effective Date of the Plan, the Company receives a notice from any Holder requesting the Company to effect the Exchange Registration and accompanied by a letter from legal counsel to such Holder to the effect that the operative facts surrounding such Exchange Registration are not materially different than the operative facts described in the interpretive letters of the Commission referred to in clause (i) below. In connection with the Exchange Registration, the Company (i) will provide a letter to the staff of the Commission that contains statements and representations substantially in the form set forth in Mary Kay Cosmetics, Inc. (no-action letter available June 5, 1991), Morgan Stanley & Co. Incorporated (no-action letter available June 5, 1991), Warnaco, Inc. (no-action letter available October 11, 1991), Epic Properties, Inc. (no-action letter October 21, 1991) and no-action letters to similar effect and (ii) will not seek a "no-action" or interpretive position from the Commission with respect to the Exchange Registration without the consent of the Holders of a majority of the outstanding aggregate principal amount of Registrable Notes.

               (d)  Effective Registration Statement.  A Shelf Registration
                    --------------------------------
pursuant to Section 2(a) or an Exchange Registration pursuant to
Section 2(b) hereof shall not be deemed to have been effected

                    (i) unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposi-tion of all Registrable Notes covered by such registration statement, in the case of a Shelf Registration pursuant to Section 2(a) hereto, until such time as all of such Registrable Notes have been disposed of in accordance with such registration statement (provided that such period need not exceed one year) and, in the case of an Exchange Offer Registration pursuant to Section 2(b) hereof, until the closing of the Exchange Offer, or,

                   (ii)  if, after it has become effective, such
     registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by the Holders and has not thereafter become effective.

          3.   Securities Act Registration on Request.
               --------------------------------------

               (a)  Request.  At any time and from time to time after the
                    -------
completion of the Exchange Offer or the expiration of the Shelf Registration filed by the Company pursuant to Section 2(a) hereof (the "Initial Shelf"), one or more Holders (the "Initiating Holders") may make a written request (the "Initiating Request") to the Company for the registra-tion with the Commission under the Securities Act of all or part of such Initiating Holders' Registrable Notes; provided, however, that such request
                                       --------  -------
shall be made by one or more Holders of at least 20% of the outstanding aggregate principal amount of Registrable Notes, which request shall specify the aggregate principal amount of Registrable Notes to be disposed of and the proposed plan of distribution therefor. Upon the receipt of any Initiating Request for registration pursuant to this paragraph, the Company promptly shall notify in writing all other Holders of the receipt of such request and will use its best efforts to effect, at the earliest possible date (taking into account any delay that may result from any special audit required by applicable law), such registration under the Securities Act, including a Shelf Registration, of

                    (i) the Registrable Notes which the Company has been so requested to register by such Initiating Holder, and

                   (ii) all other Registrable Notes which the Company has been requested to register by any other Holders by written request given to the Company within 30 days after the giving of written notice by the Company to such other Holders of the Initiating Request, all to the extent necessary to permit the disposition (in accordance with
Section 3(c) hereof) of the Registrable Notes so to be registered;
provided, that,
- --------  ----

                         (A)  the Company shall not be required to effect
                          -
          more than a total of two registrations pursuant to this
          Section 3(a),

                         (B)  if the intended method of distribution is an
                          -
          underwritten public offering,
          the Company shall not be required to effect such registration pursuant to this Section 3(a) unless such underwriting shall be conducted on a "firm commitment" basis,

                         (C)  if the Company shall have previously effected
                          -
          a registration pursuant to this Section 3(a) or shall have previously effected a registration of which notice has been given to the Holders pursuant to Section 4 hereof, a Holder shall not request and the Company shall not be required to effect any registration pursuant to this Section 3(a) or Section 4 hereof until a period of 180 days shall have elapsed from the date on which such registration ceased to be effective,

                         (D)  subject to the last sentence of Section 5(a)
                          -
          hereof, any Holder whose Registrable Notes was to be included in any such registration, by written notice to the Company, may withdraw such request and, on receipt of such notice of the withdrawal of such request from Holders holding a percentage of Registrable Notes, such that the Holders that have not elected to withdraw do not hold, in the aggregate, the requisite percentage of the Registrable Notes to initiate a request under this Sec-tion 3(a), the Company shall not effect such registration, and

                         (E)  the Company shall not be required to effect
                          -
          any registration to be effected pursuant to this Section 3(a) unless at least 20% of the principal amount of Registrable Notes outstanding at the time of such request is to be included in such registration.

               (b)  Registration of Other Securities.  Whenever the Company
                    --------------------------------
shall effect a registration pursuant to Section 3(a) hereof, no securities other than Registrable Notes shall be included among the securities covered by such registration unless the Selling Holders holding not less than a majority of the aggregate principal amount of Registrable Notes to be covered by such registration shall have consented in writing to the inclu-sion of such other securities.

               (c)  Registration Statement Form.  Registrations under
                    ---------------------------
Section 3(a) hereof shall be on such appropriate registration form prescribed by the Commission under the Securities Act as shall be selected by the Company and as shall permit the disposition of the Registrable Notes pursuant to an underwritten offering unless the Selling

Holders holding at least a majority of the aggregate principal amount of Registrable Notes requested to be included in such registration statement determine otherwise, in which case pursuant to the method of disposition determined by such Selling Holders. The Company agrees to include in any such registration statement filed pursuant to Section 3(a) hereof all information which any Selling Holder, upon advice of counsel, shall reasonably request. The Company may, if permitted by law, effect any registration requested under this Section 3 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement).

               (d)  Effective Registration Statement.  A registration
                    --------------------------------
requested pursuant to Section 3(a) hereof shall not be deemed to have been effected

                    (i) unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposi-tion of all Registrable Notes covered by such registration statement until such time as all of such Registrable Notes have been disposed of in accordance with such registration statement, provided, that, except
                                                     --------  ----
     with respect to any Shelf Registration, such period need not exceed 90 days, and, provided, further, that with respect to any Shelf
                --------  -------
     Registration, such period need not extend beyond the period provided for in Section 3(g) hereof,

                   (ii)  if, after it has become effective, such
     registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by the Selling Holders and has not thereafter become effective or

                  (iii) if, in the case of an underwritten offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by reason of any breach or failure by the Selling Holders, or are not otherwise waived.

          The holders of Registrable Notes to be included in a registration statement may at any time terminate a request for registration made pursuant to Section 3(a) in accordance with Section 3(a)(ii)(D). Expenses
                                                             -
incurred in connection with a request for registration terminated pursuant to this paragraph shall be paid in accordance with the last sentence of
Section 5(a) hereof.

               (e)  Selection of Underwriters.  The underwriter or
                    -------------------------
underwriters of each underwritten offering, if any, of the Registrable Notes to be registered pursuant to Section 3(a) hereof (i) shall be a nationally recognized underwriter (or underwriters), (ii) shall be selected by the Selling Holders owning at least a majority of the aggregate outstanding principal amount of Registrable Notes to be registered and
(iii) shall be reasonably acceptable to the Company.

               (f)  Priority in Requested Registration.  If a registration
                    ----------------------------------
under Section 3 hereof involves an underwritten public offering, and the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to each Holder requesting that Registrable Notes be included in such registration statement) that, in its opinion, the aggregate principal amount of Registrable Notes requested to be included in such registration exceeds the aggregate principal amount of such securities that can be sold in such offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the aggregate principal amount of Registrable Notes requested to be included in such registration to be acceptable to such Selling Holders, the Company shall include in such registration, to the extent of the number and type of securities which the Company is advised can be sold in such offering,
(i) all Registrable Notes requested to be registered pursuant to
Section 3(a) hereof, pro rata among the Selling Holders on the basis of the
                     --- ----
aggregate principal amount of Registrable Notes requested to be registered by all such holders, and no other Notes, whether to be sold by the Company or any other Person.

               (g)  Shelf Registrations.  If the first demand made pursuant
                    -------------------
to Section 3(a) hereof is for a Shelf Registration, the period for which such Shelf Registration must remain effective need not extend beyond one year from the date on which such Shelf Registration is declared effective by the Commission and the period for which any subsequent Shelf Registration must remain effective need not extend beyond nine months from the date on which such Shelf Registration is declared effective by the Commission.

          4.   Piggyback Registration.  If the Company at any time after
               ----------------------
the completion of the Exchange Offer or the termination of the Initial Shelf, as the case may be, proposes to register any of its securities (other than any registration of Registrable Common Stock pursuant to the Common Stock Registration Rights Agreement) under the

Securities Act by registration on any forms other than Form S-4 or S-8 (or any successor or similar forms(s)), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to all of the Holders of its intention to do so and of such Holders' rights (if any) under this Section 4, which notice, in any event, shall be given at least 30 days prior to such proposed registration. Upon the written request of any Holder receiving notice of such proposed registration that is a holder of Registrable Notes (a "Requesting Holder") made within 20 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to the relevant securityholders, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Notes intended to be disposed of by such Requesting Holder and the minimum offering price per $1,000 principal amount of Note at which the Holder is willing to sell its Registrable Notes, the Company shall, subject to Section 7(b) hereof, effect the registration under the Securities Act of all Registrable Notes which the Company has been so requested to register by the Requesting Holders thereof; provided, that,
                                   --------  ----

                         (A)
                          _   prior to the effective date of the registra-
          tion statement filed in connection with such registration, promptly following receipt of notification by the Company from the managing underwriter of the price at which such securities are to be sold, the Company shall so advise each Requesting Holder of such price, and if such price is below the minimum price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, such Requesting Holder shall then have the right irrevocably to withdraw its request to have its Registrable Notes included in such registration statement, by delivery of written notice of such withdrawal to the Company within five business days of its being advised of such price, without prejudice to the rights of any holder or holders of Registrable Notes to include Registrable Notes in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a) hereof, as the case may be;

                         (B)
                          _   if at any time after giving written notice of
          its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Notes in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Notes in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under
          Section 3(a) hereof, as the case may be, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Notes, for the same period as the delay in registering such other securities; and

                         (C)
                          _   if such registration involves an underwritten
          offering, each Requesting Holder shall sell its Registrable Securities on the same terms and conditions as those that apply to the Company.

          No registration effected under this Section 4 shall relieve the Company of its obligation to effect any registration upon request under
Section 3(a) hereof and no registration effected pursuant to this Section 4 shall be deemed to have been effected pursuant to Section 3(a) hereof.

          5.   Expenses.  The Company shall pay all Expenses in connection
               --------
with any registration initiated pursuant to Section 2(a), 2(b), 3(a) or 4 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Notes originally requested to be included in such registration are ultimately included in such registration. Notwithstanding the foregoing, if any request for regis-tration made pursuant to Section 3(a) hereof is withdrawn or terminated by the Selling Holders prior to the registration becoming effective, the Expenses incurred in connection with such request shall be borne by the Selling Holders pro rata on the basis of the aggregate principal amount of
                --- ----
Registrable Notes requested to be registered pursuant to such demand by each Selling Holder; provided, however, that, in the case of an
                     --------  -------
underwritten Public Offering, if such request for registration is withdrawn or terminated by the Selling Holders prior to the registration becoming effective because the offering price of the Registrable Notes requested to be registered would, in the opinion of the managing underwriter of such offering, be less than 90% of the estimated offering price of the Notes as indicated in writing by the managing underwriter prior to the initial filing of such registration statement with the Commission, the Company shall pay 50% of the Expenses in connection with such registration, and the Selling Holders shall pay the remaining 50% on a pro rata basis.

          6.   Registration Procedures.  If and whenever the Company is
               -----------------------
required to effect any registration under the Securities Act as provided in Sections 2(a), 2(b), 3(a) and 4 hereof, the Company shall, as expeditiously as possible:

               (a) prepare and file with the Commission (promptly and, in the case of any registration pursuant to Section 3(a), in any event on or before the date that is (i) 90 days after the end of the period within which requests for registration may be given to the Company or (ii) if, as of such ninetieth day, the Company does not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent public accountants of such audited financial statements, which the Company shall use its reasonable best efforts to obtain as promptly as practicable) the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any
           --------  -------
registration of its securities that are not Registrable Notes (and, under the circumstances specified in Sections 4 and 9(b) hereof, its securities that are Registrable Notes) at any time prior to the effective date of the registration statement relating thereto;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Notes covered by such registration statement until such time as all of such Registrable Notes has been disposed of in accordance with the method of disposition set forth in such registration statement; provided, that,
                                                      --------  ----
except with respect to any Shelf Registration, such period need not extend beyond 90 days after the effective date of the registration statement; and provided, further, that with respect to the Initial Shelf, such period need
- --------  -------
not extend beyond one year after the effective date of such registration statement and, with respect to any Shelf Registration other than the Initial Shelf, such period need not exceed the applicable period provided for in Section 3(g) hereof;

               (c) in the case of a registration pursuant to Section 2(a), 3(a) or 4 hereof, furnish to each seller of Registrable Notes covered by such registration statement such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in writing;

               (d) use its reasonable best efforts (i) to register or qualify all Registrable Notes and other securities covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Notes covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualifi-cation in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to cause all Registrable Notes and other securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Notes to enable the seller or sellers thereof to consummate the disposition of such Registrable Notes;

               (f) use its best efforts to obtain and, if obtained, furnish to each seller of Registrable Notes, and each such seller's underwriters, if any, a signed

                    (i) opinion of counsel for the Company, dated the effective date of such registration statement

     (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                    (ii) "comfort" letter, dated the effective date of such registration statement (and, if such registration involves an under-written offering, dated the date of the closing under the underwriting agreement) and signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, reasonably satisfactory in form and substance to such seller, in each case, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customa-rily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to underwriters in underwritten Public Offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the sellers of the Registrable Notes covered by such registration statement or the underwriters, if any, may reasonably request;

               (g) notify each seller of Registrable Notes and other securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller of Registrable Notes, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (h) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promul-gated thereunder, and furnish to each seller of Registrable Notes at least ten days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

               (i) upon a request of the Holders of a majority of the aggregate principal amount of Registrable Notes requested to be included in a registration pursuant to Section 3(a) or 4 hereof, made at any time on and after the first anniversary of the date hereof, use its best efforts to cause all such Registrable Notes covered by such registration statement
(i) to be listed on a national securities exchange on which similar securi-ties issued by the Company are then listed, if the listing of such Registrable Notes is then permitted under the rules of such exchange or
(ii) if the Company is not required pursuant to clause (i) above to list such securities covered by such registration statement on a national securities exchange, use its best efforts to secure designation of all Registrable Notes covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Notes and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the NASD as such with respect to such Registrable Notes;

               (j) obtain a CUSIP number for all Exchange Securities or Registrable Notes, as the case may be, not later than the effective date of the registration statement with respect to such Exchange Securities or Registrable Notes, as the case may be;

               (k) use its best efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Notes, as the case may be, and cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute and use its best efforts to cause the Trustee to execute all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner; and

               (l) enter into such agreements and take such other actions as any Holder or Holders of Registrable Notes covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Notes.

          The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of the securities covered by such registration statement as the Company may from time to time reasonably request in writing and as is required by applicable laws and regulations.

          In the case of a registration pursuant to Section 2(a), 3(a) or 4 hereof, each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Notes it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Notes. Each Holder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 6, such Holder shall forthwith discontinue such Holder's disposition of Registrable Notes pursuant to the registration statement relating to such Registrable Notes until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 6 and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Notes current at the time of receipt of such notice. If any event of the kind described in subsection (g) of this Section 6 occurs and such event is the fault solely of a Holder (or Holders), such Holder (or Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by subsection (g) of this Section 6.

          7.   Underwritten Offerings.
               ----------------------

               (a)  Requested Underwritten Offerings.  If requested by the
                    --------------------------------
underwriters in connection with a request for a registration under
Section 3 hereof, the Company shall enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and a majority of the Selling Holders whose Registrable Notes are included in such registration, and the underwriters and to contain such representa-tions and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 10 hereof.

               (b)  Piggyback Underwritten Offerings; Priority.  If the
                    ------------------------------------------
Company proposes to register any of its securities under the Securities Act as contemplated by Section 4 hereof and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by any Requesting Holders, use its best efforts to arrange for such underwriters to include all of the Registrable Notes to be offered and sold by such Requesting Holders among the securities of the Company to be distributed by such underwriters; provided, that, if the managing
                                  --------  ----
underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Requesting Holders) that if all the Registrable Notes requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which could be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account and (ii) second, Registrable Notes requested to be registered by Requesting Holders pursuant to Section 4 hereof, pro rata among the Requesting Holders on the
                              --- ----
basis of the aggregate principal amount of Registrable Notes requested to be registered by all such Requesting Holders.

          Any Requesting Holder may withdraw its request to have all or any portion of its Registrable Notes included in any such offering by notice to the Company within 10 Business Days after receipt of a copy of a notice from the managing underwriter pursuant to this Section 7(b).

               (c)  Holders of Registrable Notes to be Parties to
                    ---------------------------------------------
Underwriting Agreement.  The holders of Registrable Notes to be distributed
- ----------------------
by underwriters in an underwritten offering contemplated by subsections (a) or (b) of this Section 7 shall be parties to the underwriting agreement between the Company and such underwriters and any such Holder, at its option, may require that any or all of the representations and warranties by, and the other agree-ments on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No such Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such Holder's Registrable Notes and such Holder's intended method of distribution.

               (d)  Selection of Underwriters for Piggyback Underwritten
                    ----------------------------------------------------
Offering.  The underwriter or underwriters of each piggyback underwritten
- --------
offering pursuant to this Section 7 shall be a nationally recognized underwriter (or underwriters) selected by the Company.

               (e)  Holdback Agreements.  Each Holder agrees, if so
                    -------------------
required by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any sale or distribution of any debt securities of the Company issued after the date hereof during the 10 days prior to the date on which an underwritten registration of Registrable Notes pursuant to Section 2(a), 3 or 4 hereof has become effective and until 120 days after the effective date of such underwritten registration, except as part of such underwritten registration or to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

          The Company agrees (i) not to effect any Public Offering or distribution of any debt securities of the Company during the 10 days prior to the date on which any underwritten registration pursuant to Sec-tion 2(a), 3 or 4 hereof has become effective and until 120 days after the effective date of such underwritten registration, except as part of such underwritten registration, and (ii) to cause each holder of any debt securities acquired from the Company at any time on or after the date of this Agreement (other than in a Public Offering), to agree not to effect any Public Offering or distribution of such securities, during such period.

          8.   Preparation; Reasonable Investigation.
               -------------------------------------

               (a)  Registration Statements.  In connection with the
                    -----------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give each holder of Registrable Notes registered under such registration statement, the under-writers, if any, and its respective counsel and accountants the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of any such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               (b)  Confidentiality.  Each Holder of Registrable Notes
                    ---------------
shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder of Registrable Notes and identified in writing by the Company as confidential. Information that (i) is or becomes available to a Holder of Registrable Notes from a public source, (ii) is disclosed to a Holder of Registrable Notes by a third-party source who the Holder of Registrable Notes reasonably believes has the right to disclose such information or (iii) is or becomes required to be disclosed by a holder of Registrable Notes by law, including by court order, shall not be deemed to be confidential information for purposes of this Agreement. The Holders of Registrable Notes shall not grant access, and the Company shall not be required to grant access, to information under this Section 8 to any Person who will not agree to maintain the confidentiality (to the same extent a Holder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the holders of Registrable Notes under this Agreement and identified in writing by the Company as confidential.

          9.   Postponements.
               -------------

               (a) If the Company shall fail to file any registration statement to be filed pursuant to a request for registration under
Section 3(a) hereof, the Holders requesting such registration shall have the right to withdraw the request for registration if such withdrawal shall be made by holders of Notes holding an aggregate principal amount of Notes such that the Holders that have not elected to withdraw do not hold the requisite percentage of Notes to initiate a request under Section 3. Any such withdrawal shall be made by giving written notice to the Company within 20 days after, in the case of a request pursuant to Section 3(a) hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (i) of Section 6(a) hereof (i.e., 20 days after the
                                                    ----
date that is 90 days after the conclusion of the period within which requests for registration may be given to the Company, or, if, as of such ninetieth day, the Company does not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent public accountants of such audited financial statements). In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Sec-tion 3 hereof. The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this paragraph.

               (b) The Company shall not be obligated to file any registration statement other than the Initial Shelf or the Exchange Registration, or file any amendment or supplement to any registration statement other than the Initial Shelf or the Exchange Registration, and may suspend any seller's rights to make sales pursuant to any effective registration statement (provided that it may not suspend the Company's or any Holder's rights to make exchanges or sales pursuant to the Exchange Registration or the Initial Shelf, respectively, prior to ninetieth day following the date on which the Exchange Registration or the Initial Shelf initially is declared effective), at any time when the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed public offering of the Company's securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the sellers' rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence for more than ten days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 60 days after the date of the Board's determination referenced in the preceding sentence. If the Company suspends the sellers' rights to make sales pursuant hereto, the applicable registration period shall be extended by the number of days of such suspension.

          10.  Indemnification.
               ---------------

               (a)  Indemnification by the Company.  In connection with any
                    ------------------------------
registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4 hereof, the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder and seller of any Registrable Notes covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or seller or any such underwriter, and their respective directors, officers, partners, agents and Affiliates (each, a "Company Indemnitee" for purposes of this Section 10(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such Indemnified Party is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a "Loss" or "Losses"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (collectively, "Offering Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading; provided, that, the
                                                      --------  ----
Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Company Indemnitee specifically stating that it is expressly for use therein; and provided, further, that the Company shall not be liable to any
             --------  -------
Person who participates as an underwriter in the offering or sale of Regis-trable Notes or any other Person, if any, who controls such underwriter, in any such case to the extent that any such Loss arises out of such Person's failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then sup-plemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Notes to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investi-gation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

               (b)  Indemnification by the Offerors and Sellers.  In con-
                    -------------------------------------------
nection with any registration statement filed by the Company pursuant to
Section 2(a), 3(a) or 4 hereof in which a Holder has registered for sale Registrable Notes, each such Holder or seller of Registrable Notes shall, and hereby agrees to, indemnify and hold harmless the Company and each of its directors, officers, employees and agents, each other Person, if any, who controls the Company and each other seller and such seller's directors, officers, stockholders, partners, employees, agents and affiliates (each, a "Holder Indemnitee" for purposes of this Section 10(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or seller of Registrable Notes specifically stating that it is expressly for use therein; provided, however, that the liability of such indemnifying party
         --------  -------
under this Section 10(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder Indemnitee and shall survive the transfer of such securities by such Holder.

               (c)  Notices of Losses, etc.  Promptly after receipt by an
                    -----------------------
indemnified party of notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this
Section 10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of
                                    --------  -------
any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 10, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

               (d)  Contribution.  If the indemnification provided for in
                    ------------
this Section 10 shall for any reason be unavailable to an indemnified party under subsection (a) or (b) of this Section 10 in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section 10, the indemnified party and the indemnifying party under subsection (a) or (b) of this Section 10 shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Notes covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Notes; provided,
                                                                  --------
that, for purposes of this clause (ii), the relative benefits received by
- ----
the prospective sellers shall be deemed not to exceed the amount received by such sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Notes to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Notes covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person's consent.

               (e)  Other Indemnification.  The Company and, in connection
                    ---------------------
with any registration statement filed by the Company pursuant to
Section 2(a), each Holder shall, and, in connection with any registration statement filed by the Company pursuant to Section 3(a) or 4, each Holder who has registered for sale Registrable Notes, shall, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act, indemnify Holder Indemnitees and Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Holder Indemnitee or Company Indemnitee, contribute to the aggregate Losses of such Holder Indemnitee or Company Indemnitee in a manner similar to that specified in the preceding subsections of this
Section 10 (with appropriate modifications).

               (f)  Indemnification Payments.  The indemnification and
                    ------------------------
contribution required by this Section 10 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any Loss is incurred.

          11.  Registration Rights to Others.
               -----------------------------

          If the Company shall at any time hereafter, other than pursuant to the Common Stock Registration Rights Agreement, provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the holders of Registrable Notes.

          12.  Adjustments Affecting Registrable Notes.
               ---------------------------------------

          The Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Notes that would materially adversely affect the ability of the Holders to include such Registrable Notes in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such

Registrable Notes under any such registration or other offering.

          13.  Rule 144 and Rule 144A.
               ----------------------

          The Company shall take all actions reasonably necessary to enable Holders to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time,
(b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

          14.  Amendments and Waivers.
               ----------------------

          Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from (i) except as provided in clause (ii) below, the Holder or Holders of at least 66-2/3% of the aggregate principal amount of Registrable Notes affected by such amendment, modification or waiver and (ii) in the case of any amendment, modification or waiver of any provision of Section 5 or 9 hereof or this Section 14 or any provisions as to the number of requests for registration to which holders of Registrable Notes are entitled under Section 3 or 4 hereof, or as to the percentages of Holders required for any amendment, modification or waiver, or any amendment, modification or waiver which adversely affects any right and/or obligation under this Agreement of any Holder, the written consent of each Holder so affected.

          15.  Nominees for Beneficial Owners.
               ------------------------------

          In the event that any Registrable Note is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Note for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of principal amount of Registrable Notes held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Notes so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Notes.

          16.  Assignment.
               ----------

          The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder may assign to any permitted Transferee (as permitted under applicable law) of its Registrable Notes its rights and obligations under this Agreement, provided that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such assignee shall for all purposes be deemed to be a Holder under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

          17.  Calculation of Percentage of Principal Amount of Registrable
               ------------------------------------------------------------
Notes.
- -----

          For purposes of this Agreement, all references to an aggregate principal amount of Registrable Notes or a percentage thereof shall be calculated based upon the aggregate principal amount of Registrable Notes outstanding at the time such calculation is made and shall exclude any Registrable Notes or Notes, as the case may be, owned by the Company or any subsidiary of the Company.

          18.  Miscellaneous.
               -------------

               (a)  Further Assurances.  Each of the parties hereto shall
                    ------------------
execute such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby.

               (b)  Headings.  The headings in this Agreement are for
                    --------
convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

               (c)  No Inconsistent Agreements.  The Company will not
                    --------------------------
hereafter enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement.

               (d)  Remedies.  Each Holder, in addition to being entitled
                    --------
to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific per-formance that a remedy at law would be adequate.

               (e)  Entire Agreement.  This Agreement constitutes the
                    ----------------
entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

               (f)  Notices.  Any notices or other communications to be
                    -------
given hereunder by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, to the address of the party set forth on Schedule B hereto or to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of the Company. Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three days after mailing if given by registered or certified mail as described above, and one business day after deposit if given by Federal Express or comparable delivery service.

               (g)  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York applicable to agreements made to be performed entirely in such State.

               (h)  Severability.  Notwithstanding any provision of this
                    ------------
Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

               (i)  Counterparts.  This Agreement may be executed in two or
                    ------------
more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                         WALTER INDUSTRIES, INC.


                         By   /s/ Kenneth J. Matlock
                           ------------------------------
                           Name:  Kenneth J. Matlock
                           Title: Executive Vice President

                         HOLDERS:
                         -------

                                                                 SCHEDULE A
                                                                 ----------



                        HOLDERS OF REGISTRABLE NOTES
                        ----------------------------


                                                 Aggregate
Holder                                           Principal Amount
- ------                                           ----------------

                                                                 SCHEDULE B
                                                                 ----------



                                  NOTICES
                                  -------

If to the Company, to

Walter Industries, Inc.
1500 North Dale Mabry Highway
P.O. Box 31601
Tampa, Florida 33607

Attention: Secretary
Tel: (813) 871-4451
Fax: (813) 871-4430



with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention:  Peter J. Gordon, Esq.
Tel: (212) 445-2605
Fax: (212) 455-2502


If to the Holders, to:


such Holder, at such Holder's address or to such Holder's telephone or telecopy number reflected in the Company's books and records with a copy to: